Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Terra Innovatum Global N.V. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Alessandro Petruzzi, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2025

/s/ Alessandro Petruzzi
Alessandro Petruzzi
Chief Executive Officer
(Principal Executive Officer)